EXHIBIT 32.1

CERTIFICATIONS

Certification of Chief Executive Officer and Chief Financial Officer of XTO Energy Inc.

(Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of XTO Energy Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bob R. Simpson, Chief Executive Officer of the Company, and Louis G. Baldwin, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BOB R. SIMPSON
Bob R. Simpson
Chief Executive Officer
November 5, 2007

/s/ LOUIS G. BALDWIN
Louis G. Baldwin
Chief Financial Officer
November 5, 2007